UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2007 (April 2, 2007)

AVANTAIR, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-51115	1635240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4311 General Howard Drive, Clearwater, Florida 33762

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (727) 539-0071

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On April 2, 2007, Avantair, Inc. (“Avantair”) issued a press release announcing that Avantair received a Gold Rating from the Aviation Research Group US (ARG/US) CHEQ System based on an analysis of historical safety ratings, current aircraft and pilot data and on-site safety audits. In addition, on April 2, 2007, Avantair issued a press release announcing that it has partnered with Century Bank to offer variable rate finance programs for its aircraft share purchases. Copies of the press releases are attached hereto as Exhibit 99.1 and 99.2 respectively and are incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	EXHIBITS.

99.1	Press Release, dated April 2, 2007.
99.2	Press Release, dated April 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AVANTAIR, INC.

Date: April 2, 2007	By:	/s/ John Waters
John Waters
Chief Financial Officer
(Authorized Officer and Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release, dated April 2, 2007.
99.2	Press Release, dated April 2, 2007.